UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.   )

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☐	Definitive Proxy Statement

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☐	Soliciting Material under § 240.14a-12

AYALA PHARMACEUTICALS, INC.
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You invested in AYALA PHARMACEUTICALS, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2022. Vote Virtually at the Meeting* June 13, 2022 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/AYLA2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote prior to the Meeting, visit www.ProxyVote.com Control # D84889-P73138 Get informed before you vote View the Proxy Statement and 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 toll-free or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends D84890-P73138 01) Roni Mamluk, Ph.D. 1. Election of Director Nominee: 2. Ratification of the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.